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                                                                 EXHIBIT 10.1(a)

                              Dated 15 January 2004

                                   AGZ HOLDING
                                    as Parent

                                    ANTARGAZ

                            THE ENTITIES NAMED HEREIN
                                   as Lenders

                                 CREDIT LYONNAIS
                            as Mandated Lead Arranger

                                 CREDIT LYONNAIS
                                as Facility Agent

                                 CREDIT LYONNAIS
                                as Security Agent

                      ------------------------------------

                        AMENDMENT AGREEMENT RELATING TO A
     SENIOR FACILITIES AGREEMENT DATED 26 JUNE 2003 AS AMENDED AND RESTATED

                    ---------------------------------------

                             Shearman & Sterling LLP
                                      Paris

                                     [MAP]
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                                    CONTENTS

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                                                                                            PAGE
CLAUSE
1.  INTERPRETATION.......................................................................     3
2.  AMENDMENTS TO THE FACILITIES AGREEMENT...............................................     3
3.  STATUS OF DOCUMENTS..................................................................     4
       3.1    FACILITIES AGREEMENT.......................................................     4
       3.2    FINANCE DOCUMENT...........................................................     4
4.  REPRESENTATIONS AND WARRANTIES.......................................................     4
       4.1    RELIANCE...................................................................     4
       4.2    POWERS AND CAPACITY........................................................     4
       4.3    AUTHORISATION..............................................................     4
       4.4    NO CONTRAVENTION...........................................................     4
       4.5    OBLIGATIONS BINDING........................................................     5
       4.6    CONSENTS...................................................................     5
       4.7    NO DEFAULT.................................................................     5
5.  INVALIDITY OF ANY PROVISION..........................................................     5
6.  GOVERNING LAW AND SUBMISSION TO JURISDICTION.........................................     5
       6.1    GOVERNING LAW..............................................................     5
       6.2    SUBMISSION TO JURISDICTION.................................................     5
SCHEDULE 1...............................................................................     7
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                                       ii
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THIS AMENDMENT AGREEMENT is made on [___] January, 2004

BETWEEN:

(1) AGZ HOLDING (a company incorporated in France as a societe anonyme with registered number 413 765 108 RCS Paris) (the "PARENT");

(2) ANTARGAZ (a company incorporated in France as a societe anonyme with registered number 572 126 043 RCS Nanterre) ("ANTARGAZ");

(3)   CREDIT LYONNAIS as mandated lead arranger (the "ARRANGER");

(4)   THE FINANCIAL INSTITUTIONS listed in schedule 1 as Lenders;

(5) CREDIT LYONNAIS in its capacity as facility agent for the Lenders under the Senior Finance Documents (the "FACILITY AGENT"); and

(6) CREDIT LYONNAIS in its capacity as agent for the Finance Parties under the Security Documents (the "SECURITY AGENT").

WHEREAS:

(A) The parties to this agreement are parties to a senior facilities agreement dated 26 June 2003 as amended and restated by (i) an amendment and restatement agreement dated 2 July 2003 and (ii) an amendment agreement dated 1 August 2003, pursuant to which the Lenders agreed to make available to the Parent a EUR 220,000,000 term facility and to the Borrowers a EUR 50,000,000 revolving facility (the "FACILITIES AGREEMENT").

(B) The parties to this agreement have agreed to enter into this agreement in order to amend the terms of the Facilities Agreement in the manner set out below.

NOW IT IS HEREBY AGREED:

1.    INTERPRETATION

      In this agreement:

      (a) words and expressions defined in the Facilities Agreement shall, unless otherwise defined herein or save to the extent the context otherwise requires, have the same meaning when used herein;

      (b) the provisions of Clauses 1.2 (Construction) and 1.3 (Other References) of the Facilities Agreement will be deemed to be set out in full in this agreement, but as if references in those clauses to the Facilities Agreement were references to this agreement.

2.    AMENDMENTS TO THE FACILITIES AGREEMENT

      Clause 11.3(b)(i) (Change of Control) shall be amended from (and including) the date hereof:

      (a) by adding the following words and expressions in the end of paragraph (E):

            ", provided however that a Change of Control will not occur in the event that a third party being neither the Parent nor any of its Subsidiaries makes the Change of Control Offer as defined in the High Yield Documents and purchases all High Yield Notes tendered under the conditions set forth in Section 4.19, and in particular paragraph (g), of the High Yield Trust Deed;"

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      (b)   by adding the following words and expressions in the end of the last paragraph:

            "and if a Change of Control is triggered by the occurrence under the High Yield Documents of a Change of Control as defined in the High Yield Documents referred to in paragraph (E) above, the date of such Change of Control shall be the date the Parent or any of its Subsidiaries makes the Change of Control Offer under the High Yield Documents or purchases all or part of the High Yield Notes."

3.    STATUS OF DOCUMENTS

3.1   FACILITIES AGREEMENT

      Except as varied by the terms of this agreement, the Facilities Agreement will remain in full force and effect and any reference in the Facilities Agreement to "this Agreement", "herein", "Senior Facilities Agreement" and similar references or to any provision of the Facilities Agreement will be construed as a reference to the Facilities Agreement, or that provision, as amended by this agreement.

3.2   FINANCE DOCUMENT

      This agreement will constitute a Finance Document for the purposes of the Facilities Agreement.

4.    REPRESENTATIONS AND WARRANTIES

4.1   RELIANCE

      Each Obligor represents and warrants as set out in the following provisions of this clause 4 and acknowledges that each Finance Party has entered into this agreement and has agreed to the amendment and other matters effected by this agreement in full reliance on those representations and warranties.

4.2   POWERS AND CAPACITY

      Each Obligor has the power and capacity to enter into and comply with its obligations under this agreement.

4.3   AUTHORISATION

      Each Obligor has taken (or will take within any requisite time period) all necessary action:

      (a) to authorise the entry into of and compliance with its obligations under this agreement;

      (b) to ensure that its obligations under this agreement are valid, legally binding and enforceable in accordance with their terms;

      (c) to make this agreement admissible in evidence in the courts of France (other than a certified translation of this agreement into French).

4.4   NO CONTRAVENTION

      The entry into by the Obligors, the exercise of its rights under and the compliance with its obligations under this agreement do not:

      (a) contravene any law, regulation, judgment or order to which any Group Company is subject;

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      (b)   conflict with its constitutional documents; or

      (c) breach any agreement or the terms of any consent binding upon any Group Company or any assets of any Group Company.

4.5   OBLIGATIONS BINDING

      The obligations expressed to be assumed by the Obligors under this agreement constitute or when executed will constitute its valid and legally binding obligations and are enforceable in accordance with their terms (subject to any applicable insolvency, bankruptcy or similar laws affecting creditors' rights generally).

4.6   CONSENTS

      All consents and filings required for the entry into of this agreement and the performance by the Obligors of their obligations hereunder have been obtained (or, where applicable, will be obtained within the required time period) and are in full force and effect.

4.7   NO DEFAULT

      (a)   No Default has occurred and is continuing.

      (b) No event is continuing which constitutes a default under any agreement or document to which any Group Company is party, the consequence of which could reasonably be expected to have a Material Adverse Effect.

5.    INVALIDITY OF ANY PROVISION

      If any provision of this agreement is or becomes invalid, illegal or unenforceable in any respect under any law, the validity, legality and enforceability of the remaining provisions shall not be affected or impaired in any way.

6.    GOVERNING LAW AND SUBMISSION TO JURISDICTION

6.1   GOVERNING LAW

      This agreement (and any dispute, controversy, proceedings or claim of whatever nature arising out of or in any way relating to this agreement) shall be governed by, and construed in accordance with, French law.

6.2   SUBMISSION TO JURISDICTION

      For the benefit of each Finance Party, each Obligor irrevocably submits to the jurisdiction of the Commercial Courts of Paris (Tribunal de Commerce de Paris) for the purpose of hearing and determining any dispute arising out of this agreement and for the purpose of enforcement of any judgement against its assets.

Executed on the date first written above, in six (6) original copies.

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THE PARENT

AGZ HOLDING

By:___________________________

ANTARGAZ

By:___________________________

ARRANGER, LENDER, FACILITY AGENT AND SECURITY AGENT
------------------------------------------------------
CREDIT LYONNAIS

By: Jerome Del Ben

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                                   SCHEDULE 1

                                     LENDERS
                              Credit Lyonnais S.A.
                                   BNP Paribas
                         Credit Industriel et Commercial
                            Deutsche Bank AG, London
                              ING Bank (France) SA
                       Sumitomo Mitsui Banking Corporation
                                    WestLB AG
                             AIB Capital Markets plc
                                Bank of Scotland
                                    CDC IXIS
                      Compagnie Financiere du Credit Mutuel
                         Credit Agricole d'Ile de France
                                 Credit du Nord
                          IKB Deutsche Industriebank AG
                      Lloyds TSB Bank PLC, Brussels Branch